Exhibit 99.1

GRANT THORNTON LLP

1301 International Parkway, Suite 200 Fort Lauderdale, FL 33323

D +1 954 768 9900

F +1 954 768 9908

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Holiday Inn Club Vacations Incorporated and Wilson Resort Finance, LLC, THOR 2024-A, LLC, and Wells Fargo Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Holiday Inn Club Vacations Incorporated and Wilson Resort Finance, LLC’s (collectively, the “Company”) timeshare loans as of July 31, 2024 (the “Subject Matter”) related to THOR 2024-A, LLC’s (the “Issuer”) issuance of Timeshare Loan-Backed Notes, Series 2024-A (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Issuer and Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the timeshare loans and our findings are as follows. For the purposes of all agreed-upon procedures, we assumed that (i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement and (ii) any differences in the Condo Association, Obligor State and Obligor Country that are as a result of abbreviations or punctuation were considered in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

2

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, Promissory Notes, Purchase Agreements, Closing Disclosures, Timeshare Loan Servicing Systems (“TLSS”), Google Maps and Electronic downloads from the Credit Agency’s website.

Due diligence agreed-upon procedures

On August 14, 2024, Wells Fargo, on behalf of the Company, provided us with a computer readable data file (the “Data File”) containing certain characteristics of the timeshare loans (the “Timeshare Loans”) included in the Securitization Transaction. We performed the procedures indicated below on the Timeshare Loans.

As instructed by the Company, Grant Thornton selected 100 Timeshare Loans on a random basis from the Data File. For each of the selected Timeshare Loans (the “Sample Timeshare Loans”) listed on Appendix A, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”). When more than one Source Document was available for a Sample Characteristic, we used the highest priority Source Document that we can locate in the Loan File.

The procedures we performed on the Sample Timeshare Loans are listed below:

Exhibit 1

Characteristics:

	Sample Characteristic	Sample Characteristic Column Title / Daybreak Field	Source Documents
1	Original Principal Balance	Loan Amount SUM	Promissory Note or Closing Disclosure, Purchase Agreement

2	Current Principal Balance	Principal Balance SUM	TLSS

3	Condo Association	Condo Association	Promissory Note or Closing Disclosure, Purchase Agreement

4	Current Term	Current Term SUM	Promissory Note or Closing Disclosure, Purchase Agreement

5	Term Paid	Term Paid	TLSS

6	Current Rate	Current Rate SUM/Rate	Promissory Note or Closing Disclosure, Purchase Agreement, TLSS

3

	Sample Characteristic	Sample Characteristic Column Title / Daybreak Field	Source Documents
7	Obligor State	Adr State Cd/St	Promissory Note or Closing Disclosure, Purchase Agreement, TLSS

8	Obligor Country	Adr Location/ Country	Promissory Note or Closing Disclosure, Purchase Agreement, TLSS, Google Maps

9	Down Payment Amount	Total Down Payment Amount SUM	Closing Disclosure, Purchase Agreement

10	FICO Score	Original FICO Score	Electronic download from the Credit Agency’s website for the respective day the original FICO score was obtained*

11	Payment Status	Acc Dlq Days SUM	TLSS

12	Payment Type	Payment Type	TLSS

13	Days Delinquent	Aging / Due Day SUM	TLSS**

For Characteristics 1-4 and 6-12, we compared and agreed the information to the Source Documents and with respect to Characteristic 13, we recomputed the information based on inputs included in the Source Documents. For Characteristic 5, we compared the value and removed from that value any payments that were made after the cutoff date of July 31, 2024. For Characteristic 12, the TLSS value containing the words “Credit Card” were deemed equal to the Data File value of “Auto Credit”, the TLSS value containing the words “Lockbox” were deemed equal to the Data File value of “Coupon” and the TLSS value containing the words “ACH Payments” were deemed equal to the Data File value of “Auto Debit”.

*

The Company has not obtained a FICO score for all Timeshare Loans in the Data File. The Company does not have FICO scores for Timeshare Loans with owners who reside outside of the United States, Timeshare Loans with no credit history, Timeshare Loans that originated prior to July 2008, or for Timeshare Loans originated in Mexico. This procedure was only performed for those Sample Timeshare Loans which had a FICO Score within the Data File with the exception of Timeshare Loans that originated prior to July 2008 or for Timeshare Loans originated in Mexico due to the Credit Agency Report not being available for such items. The Source Documents that were used to compare the FICO Score were the Company’s electronic download from the Credit Agency’s website for the respective day the original FICO score was obtained. As instructed by the Company, for Timeshare Loans which resided outside of the United States or originated prior to July 2008, we compared the obligor country per the Purchase Agreement to the Data File.

4

**	We recalculated the number of delinquent days as provided in the Data File by subtracting the date of delinquency from the TLSS and comparing that date to July 31, 2024.

We noted no unresolved discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer, and the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Fort Lauderdale, Florida

September 4, 2024

5

Appendix A

1

APPENDIX A

Sample Timeshare Loans

Sample Timeshare Loan Number	Timeshare Loan Number	Sample Timeshare Loan Number	Timeshare Loan Number	Sample Timeshare Loan Number	Timeshare Loan Number	Sample Timeshare Loan Number	Timeshare Loan Number
1	[REDACTED]	26	[REDACTED]	51	[REDACTED]	76	[REDACTED]
2	[REDACTED]	27	[REDACTED]	52	[REDACTED]	77	[REDACTED]
3	[REDACTED]	28	[REDACTED]	53	[REDACTED]	78	[REDACTED]
4	[REDACTED]	29	[REDACTED]	54	[REDACTED]	79	[REDACTED]
5	[REDACTED]	30	[REDACTED]	55	[REDACTED]	80	[REDACTED]
6	[REDACTED]	31	[REDACTED]	56	[REDACTED]	81	[REDACTED]
7	[REDACTED]	32	[REDACTED]	57	[REDACTED]	82	[REDACTED]
8	[REDACTED]	33	[REDACTED]	58	[REDACTED]	83	[REDACTED]
9	[REDACTED]	34	[REDACTED]	59	[REDACTED]	84	[REDACTED]
10	[REDACTED]	35	[REDACTED]	60	[REDACTED]	85	[REDACTED]
11	[REDACTED]	36	[REDACTED]	61	[REDACTED]	86	[REDACTED]
12	[REDACTED]	37	[REDACTED]	62	[REDACTED]	87	[REDACTED]
13	[REDACTED]	38	[REDACTED]	63	[REDACTED]	88	[REDACTED]
14	[REDACTED]	39	[REDACTED]	64	[REDACTED]	89	[REDACTED]
15	[REDACTED]	40	[REDACTED]	65	[REDACTED]	90	[REDACTED]
16	[REDACTED]	41	[REDACTED]	66	[REDACTED]	91	[REDACTED]
17	[REDACTED]	42	[REDACTED]	67	[REDACTED]	92	[REDACTED]
18	[REDACTED]	43	[REDACTED]	68	[REDACTED]	93	[REDACTED]
19	[REDACTED]	44	[REDACTED]	69	[REDACTED]	94	[REDACTED]
20	[REDACTED]	45	[REDACTED]	70	[REDACTED]	95	[REDACTED]
21	[REDACTED]	46	[REDACTED]	71	[REDACTED]	96	[REDACTED]
22	[REDACTED]	47	[REDACTED]	72	[REDACTED]	97	[REDACTED]
23	[REDACTED]	48	[REDACTED]	73	[REDACTED]	98	[REDACTED]
24	[REDACTED]	49	[REDACTED]	74	[REDACTED]	99	[REDACTED]
25	[REDACTED]	50	[REDACTED]	75	[REDACTED]	100	[REDACTED]